B A R O N

F U N D S®

Baron Discovery Fund

Supplement dated August 20, 2020

to Summary Prospectus dated January 28, 2020

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective Monday, October 19, 2020, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund is a diversified fund that invests primarily in equity securities in the form of common stock of U.S. small-sized growth companies. The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the largest market cap stock in the Russell 2000 Growth Index at June 30, or companies with market capitalizations up to $2.5 billion, whichever is larger, so long as the purchase of those securities would not cause the Fund’s weighted average market capitalization to exceed that of the Russell 2000 Growth Index. If at any time, the Fund’s weighted average market capitalization exceeds that of the Russell 2000 Growth Index, the Fund may only purchase securities with market capitalizations up to the weighted average market capitalization of the Russell 2000 Growth Index. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.” is deleted in its entirety and replaced with the following: “The Fund is a diversified fund that invests for the long term primarily in equity securities in the form of common stock of U.S. small-sized growth companies. The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the largest market cap stock in the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $2.5 billion, whichever is larger. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.”

This information supplements the Summary Prospectus dated January 28, 2020. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.